Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments [Abstract]
Financial Instruments

D. Financial Instruments

Investments in Available-for-Sale Securities

Our available-for-sale securities typically include United States government obligations and corporate debt securities. As of December 31, 2011, all of our investments were in United States government obligations, including government-backed agencies, and we had no investments at December 31, 2012.

The following is a summary of available-for-sale securities (in thousands) at December 31, 2011:

	Amortized Cost	Gross Unrealized Losses	Gross Unrealized Gains	Estimated Fair Value
December 31, 2011:
United States government obligations, including government-backed agencies	$3,999	$—	$—	$3,999

We had no realized gains or losses on the sale of available-for-sale securities for any of the periods presented. Unrealized gains and losses on our available-for-sale securities are excluded from earnings and are reported as a separate component of stockholders’ equity within accumulated other comprehensive income until realized. When available-for-sale securities are sold in the future, the cost of the securities will be specifically identified and used to determine any realized gain or loss. There was no net unrealized gain on available-for-sale securities as of December 31, 2012 and 2011.

Fair Value Measurements

We classify the inputs used to measure fair value into the following hierarchy:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Unadjusted quoted prices in active markets for similar assets or liabilities, or unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

Level 3	Unobservable inputs for the asset or liability.

The following table provides a summary of the financial assets and liabilities measured at fair value on a recurring basis as follows: (in thousands):

		Fair Value Measurements at December 31, 2012 Using
Description	Balance as of December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Warrant liabilities	$2,709	$—	$—	$2,709

		Fair Value Measurements at December 31, 2011 Using
Description	Balance as of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Available-for-sale securities	$3,999	$3,999	$—	$—
Warrant liabilities	$983	$—	$—	$983

We review and reassess the fair value hierarchy classifications on a quarterly basis. Changes from one quarter to the next related to the observability of inputs in a fair value measurement may result in a reclassification between fair value hierarchy levels. There were no reclassifications for all periods presented.

Fair value is based upon quoted market prices in active markets for our level 1 investments. The estimated fair value of warrants accounted for as liabilities, representing a level 3 fair value measure, was determined on the issuance date and subsequently marked to market at each financial reporting date. The fair value of the warrants is estimated using the expected volatility based on the historical volatilities of comparable companies from a representative peer group selected based on industry and market capitalization, using a Black-Scholes pricing model. The fair value of the warrants issued in March 2012 is determined using probability weighted-average assumptions that give consideration to the exercise price repricing feature that is dependent upon the consummation of future qualified offerings, as defined, and requisite stockholder approval. The following inputs were used at December 31, 2012:

	Warrants Issued February 2011		Warrants Issued March 2012
Expected volatility	71.3%		80.7%
Risk-free interest rate	0.36%		0.72%
Expected life	3.08	years	4.20	years
Fair value at December 31, 2012 (in thousands)	$249		$2,460

A roll-forward of fair value measurements using significant unobservable inputs (Level 3) for the warrants is as follows (in thousands):

Year ended
December 31, 2012
Balance January 1, 2012	$983
Issuance of warrants March 2012	4,130
Settlements	—
(Gain) included in other income (expense), net, for the period	(2,404)

Balance December 31, 2012	$2,709

Financing Arrangements

We lease office and laboratory space under operating leases. The lease for our corporate offices and laboratories began in 2000 and currently expires in March 2016, and we have the option to renew annually through 2019. Our rent is $267,000 per year and our rental rate has not changed since the lease inception in 2000. Also, we lease office and laboratory space for our Belgian subsidiary, which currently expires in July 2015 and includes options to renew annually through July 2022, with annual rent of $159,000, subject to adjustments based on an inflationary index

Aggregate rent expense was approximately $415,000, $397,000 and $387,000 in 2012, 2011 and 2010, respectively. The future annual minimum lease commitments at December 31, 2012 are approximately $444,000 for 2013, $453,000 for 2014, $370,000 for 2015, and $67,000 for 2016.

In April 2012, we entered into an arrangement with the Global Cardiovascular Innovation Center and the Cleveland Clinic Foundation pursuant to which we are entitled to proceeds of up to $500,000 in the form of a forgivable loan to fund certain remaining preclinical work using MultiStem to treat congestive heart failure and for preparing the program for an investigational new drug application with the U.S. Food and Drug Administration. Interest on the loan accrues at a fixed rate of 4.25% per annum, and is added to the outstanding principal. The principal and interest on the loan will be forgiven based on the achievement of a certain milestone, unrelated to the preclinical work, within three to four years. As of December 31, 2012, we have drawn $166,000 of this financing, which is reflected on the balance sheet as a non-current note payable, including interest.

Our former lenders retained a right to receive remaining milestone payments up to $1.3 million as of December 31, 2011 (from an original amount of $2.25 million) upon the occurrence of certain events, and the final balance was settled in full in 2012 in connection with equity offerings during the year. We elected to pay 75% of the milestone payments in shares of common stock at the per-share offering prices in 2012 and $1.3 million in cash and stock-based milestone payments were recognized as other expense in the year. In 2011, milestone expense was $0.9 million and no milestone expense was incurred in 2010.

We paid no interest during the three years ended December 31, 2012.